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                                                                   EXHIBIT 10(b)

                                      LEASE
                                      -----



         THIS LEASE ("LEASE"), is made this 11th day of February, 1998, effective as of December 1, 1997, by and between MONTE R. BLACK AND SUSAN K. BLACK, Ohio residents ("LANDLORD") and MPW INDUSTRIAL SERVICES, INC., an Ohio corporation ("TENANT").


                                   WITNESSETH:
                                   -----------


         1. DEMISED PREMISES: Landlord for and in consideration of the covenants and agreements hereinafter set forth and the "RENT" (which term includes both Base Rent and all Additional Rent) does hereby lease to Tenant not less than 100% of that certain approximately 45.88 acre tract of land (the legal description of which is set forth on EXHIBIT "A-1" attached hereto (the "LAND"), together with all improvements and fixtures located thereon including an approximately 67,000 square foot office/industrial facility (collectively, the "BUILDING") (all as more particularly described on the attached EXHIBIT "A-2"), commonly known as 9711 Lancaster Road, SE, Village of Hebron, Licking County, Ohio (the Building and the Land are sometimes hereinafter referred to collectively as the "PREMISES").

         2. TERM:

            (a) INITIAL TERM. This Lease has an initial term of eighty-five (85) months (or until such term shall sooner terminate as hereinafter provided) (the "INITIAL TERM") commencing on December, 1, 1997 (the "COMMENCEMENT DATE") and ending on December 31, 2004, unless sooner terminated in accordance herewith.

            (b) RENEWAL TERM. Tenant may, at its sole option, choose to extend the term of this Lease for two (2) additional periods of five (5) years each (a "RENEWAL TERM") under such terms and conditions as Landlord and Tenant will negotiate, based upon a fair market appraisal of the Premises. Tenant shall provide Landlord with written notice of Tenant's intent to exercise this option not later than one hundred eighty (180) days prior to the expiration of the Initial Term or first Renewal Term, as applicable. As used in this Lease, "TERM" means both the Initial Term and, if Tenant exercises its option(s), any Renewal Term. As used in this Lease, "LEASE YEAR" means each consecutive twelve (12) month period of the Term, starting on the Commencement Date of this Lease.

         3. RENT:

            (a) Tenant shall pay as "BASE RENT" for each Lease Year during the Initial Term the sum of Six Hundred Thousand and No/100 Dollars ($600,000), payable in advance, in equal monthly installments of Fifty Thousand and No/100 Dollars ($50,000). If Tenant exercises its option(s) to extend the Term, Tenant shall pay as Base Rent during the Renewal Term(s) a rental based upon the "market rate" for the Premises. The first and last monthly installments are due and payable on the execution of this Lease and the remaining installments are due and payable in advance on the first day of each and every month during the Term, without offset or deduction, to Landlord at the address set forth in PARAGRAPH 26 or at such other place as Landlord may hereafter designate in writing. Rent checks are to be made payable to Landlord, or such other person, firm or corporation as Landlord may designate in writing.

            (b) All sums due and payable by Tenant under this Lease other than Base Rent are "ADDITIONAL RENT", whether or not so called in the text of this Lease. Any Additional Rent for which no time for payment is specified in this Lease shall be due and payable within ten (10) days after demand is made therefor.

            (c) All Rent, whether Base Rent or Additional Rent, is due and payable in full without demand, deduction or set-off and Tenant's obligation to pay the same shall survive the expiration or other termination of this Lease. Tenant's covenant to pay Rent is an independent covenant.

            (d) Rent shall be equitably pro rated for any partial Lease Year or calendar year, as the case may be, during the Term.

            (e) For each Renewal Term, Tenant shall notify Landlord that Tenant desires to exercise its option to extend the Term of this Lease for the next ensuing five (5) year period, and to obtain an appraisal of the Premises to determine the market rent for the Premises by delivering written notice to Landlord not less than one hundred twenty (120) days prior to the beginning of each Renewal Term. Tenant shall include in such notice the name of an MAI appraiser selected by Tenant which has an office in Licking County, Ohio. Landlord shall within thirty (30) days following receipt of such notice from Tenant give written notice to Tenant setting forth the name of a second MAI appraiser with an office in Licking County, Ohio. If Landlord fails to notify Tenant of the name of an appraiser within the thirty (30) day period, then the appraiser selected by Tenant shall determine the market rent and the decision of said appraiser shall be binding upon the parties hereto. If Landlord has selected an appraiser in accordance with the provisions of this Paragraph, then the appraiser selected by Landlord and the appraiser selected by Tenant shall meet and select a third MAI appraiser with an office in Licking County, Ohio. The appraiser selected by Landlord and the appraiser selected by Tenant shall each appraise the Premises for purposes of obtaining said market rent. The third appraiser shall determine and notify Landlord and Tenant which of the two appraisals made by Landlord's and Tenant's appraisers more closely reflects the market rent of the Premises, and the decision of the third appraiser shall be binding upon the parties hereto. Notwithstanding anything in this paragraph to the contrary, in no event shall the Base Rent for any Renewal Term be less than the Base Rent for the previous Renewal Term or the Initial Term, as applicable.


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         4. USE OF PREMISES:

            (a) PERMITTED USE. Tenant shall use and occupy the Premises solely for operation of an industrial cleaning facility and related incidental uses (including office and warehouse), in accordance with the standards of an industrial facility in Union Township, Ohio, and for no other purpose whatsoever.

            (b) COMPLIANCE WITH LAWS; NUISANCE. Tenant shall not use or permit the Premises or any part thereof to be used for any disorderly, unlawful or extra hazardous purpose nor for any purpose other than hereinbefore specified. Tenant shall not act in conflict with the statutes, laws, ordinances, codes, rules and regulations applicable to Tenant, the Premises and/or the Building, including without limitation the rules, regulations and requirements of any fire rating organizations or rating bureaus with jurisdiction over the Premises (collectively, the "LEGAL REQUIREMENTS"). Tenant shall be responsible at its own cost for complying with the provisions of the Americans With Disabilities Act or any similar federal or Ohio statute, law, ordinance, or code, as they may be amended from time to time, and the rules and regulations which may be adopted thereunder from time to time, as the same may be applicable to Tenant's own use of the Premises or as may be necessary or appropriate as the result of any Alteration (as defined in PARAGRAPH 8). Landlord's approval of any Alteration or other act by Tenant is not a representation by Landlord that said Alteration or act complies with applicable law, and Tenant shall remain solely responsible for such compliance. Notwithstanding the expiration or other termination of this Lease, Tenant shall defend, indemnify and hold Landlord and Landlord's mortgagees harmless from and against any claim, demand, suit, action, proceeding, damage, liability, loss, cost or expense (including, without limitation, reasonable attorneys' fees), foreseen or unforeseen, arising from any violation of this PARAGRAPH 4; the provisions of this sentence shall survive the expiration or other termination of this Lease.

            (c) HAZARDOUS SUBSTANCES. Tenant shall not (either with or without negligence) cause or permit within or on the Premises the escape, disposal or release of any biologically- or chemically-active or other hazardous or toxic substances, materials or wastes (collectively, "HAZARDOUS SUBSTANCES"). Tenant shall not allow the generation, storage or use of any Hazardous Substances within the Premises in any manner other than normal quantities of cleaning solvents controlled and stored in accordance with the Legal Requirements, unless such Hazardous Substances are generated, stored or used in accordance with the Legal Requirements and approved in advance in writing by Landlord. Any use of Hazardous Substances shall only be in the ordinary course of Tenant's business and in accordance with the highest standards prevailing in the industry for the generation, storage and use of such Hazardous Substances. Without limitation, Hazardous Substances shall include those described in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 ET SEQ., any applicable state or local laws and the regulations adopted under these acts. If Tenant uses Hazardous Substances within the Premises and if Landlord or any lender or governmental agency requires testing to ascertain whether or not there has been any release of Hazardous Substances, then the reasonable costs thereof shall be reimbursed by Tenant to Landlord upon demand as Additional Rent. In addition, Tenant shall execute affidavits, representations and the like from time to time at Landlord's request concerning Tenant's best knowledge and belief regarding the presence of Hazardous Substances in the Premises. Further, Tenant shall indemnify and save Landlord harmless from and against any and all clean-up costs, remedial or restoration work, claims, judgments, damages, penalties, fines, costs, liabilities or losses, including, without limitation, attorneys', consultants' and experts' fees, which arise during or after the Term as a result of any Hazardous Substances being generated, used or disposed of in or on, or brought to, the Premises by Tenant or its employees, agents, contractors or invitees, or as the result of an abatement, treatment or management required as the result of any acts, negligence, repairs or alterations made by Tenant in the Premises. The within covenants shall survive the expiration or earlier termination of this Lease.

         5. TAXES, FEES AND CHARGES: Tenant shall pay directly to the applicable taxing authorities, at its sole cost and expense, and prior to delinquency, all taxes, fees, assessments, and charges, general and special, foreseen or unforeseen, affecting the Building, Premises or Tenant's other property or operations thereon (the "TAXES"), including, without limitation, the payment for any governmental licenses, permits, approvals, and authorizations attributable to the Premises, the Building or any improvements thereto during the Term. Tenant shall also pay any tax (other than Landlord's income tax) which may be levied at any time on the Rent or other charges payable hereunder. Tenant shall provide written proof of all such required payments to Landlord prior to the due date thereof, and shall provide paid receipts therefor to Landlord upon request. Tenant may contest any required payment of any of the Taxes by appropriate proceedings duly instituted and diligently prosecuted at Tenant's expense, provided that Tenant shall notify Landlord prior to the commencement of any such contest. Landlord shall reasonably cooperate with Tenant (at Tenant's expense) in connection with any such contest, and shall permit any such contest to be prosecuted in Landlord's name if the same shall be required for the proper resolution of the disputed matter. So long as any such contest is pending, Tenant shall pay the disputed Taxes so that the Premises are not subjected to loss or forfeiture as a result of nonpayment. Tenant shall indemnify, defend, and hold Landlord harmless from and against any loss or forfeiture of the Premises and any fines, penalties or other charges arising out of any such contest or the resolution thereof or arising out of Tenant's failure to pay any amounts required to be paid by Tenant hereunder.

         6. INSURANCE:

            (a) Tenant shall not do or permit anything to be done on the Premises or in the Building or bring or keep anything therein which shall in any way increase the rate of fire or other insurance on the Building, or on the property kept therein or conflict with any insurance policy upon the Building or any part thereof, or with any statutes, rules or regulations enacted or established by the appropriate governmental authorities.

            (b) Tenant shall carry such insurance as Landlord may reasonably require from time to time, including (without limitation) personal property, liability, plate glass, builder's risk (during any period when any construction work is being done in the Premises), business interruption, and workers' compensation insurance. Tenant shall also provide and maintain public liability/general comprehensive insurance protecting and indemnifying Landlord and Tenant against all claims for damages in amounts not less than $2,000,000 per occurrence, $2,000,000 bodily injury, and $1,000,000 property damage. All insurance must be issued by companies and be in amounts satisfactory to Landlord in its reasonable discretion, include waivers of subrogation, provide that it may not be canceled except upon at least thirty (30) days written notice to Landlord, and name Landlord, its asset and building manager(s), and any mortgagee or ground lessor of the Building as an additional named insured or loss payee, as appropriate. Evidence of such insurance must be delivered to Landlord before Tenant may enter the Premises and must be provided not less frequently than the first day of each Lease Year thereafter.

            (c) At all times during the Term, Tenant shall, at Tenant's sole cost and expense, maintain fire and extended coverage insurance covering the Building to its full replacement value and with such co-insurance and deductible provisions as may reasonably be deemed

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                                       -3-



appropriate by Landlord. Subject to the rights of any Landlord's mortgagee under PARAGRAPH 18, below, all insurance proceeds under such policy shall be payable to Tenant solely for the purpose of completing the restoration required under PARAGRAPH 12, and Landlord shall be entitled to receive any proceeds remaining following the completion of such restoration; if not so restored such insurance proceeds shall be paid to Landlord.

            (d) Landlord shall maintain comprehensive general liability insurance in amounts of at least $1,000,000 per occurrence, $500,000 property damage, for losses occasioned by Landlord's and its representatives', agents' and employees' negligence or willful misconduct.

            (e) No indemnity shall be paid to the other party under this Lease where the claim, damage, liability, loss or expense incurred was or was required to be insured by such other party for whose benefit such indemnity would run. If reasonably available, all insurance policies obtained by the parties pursuant to this Lease shall contain provisions or have the effect of waiving any right of subrogation by the insurer of one party against the other party or its insurer. Each party hereby releases the other from any claims to the extent covered by insurance obtained by the parties pursuant to this Lease.

         7. UPKEEP OF PREMISES: Tenant shall keep the Premises and the fixtures therein in good order and condition and will, at the expiration or other termination of the Term, surrender and deliver up the same in like good order and condition as the same now is or shall be at the commencement of the Term, ordinary wear and tear and insured damage excepted. Subject to the provisions of PARAGRAPHS 8 and 15 below, Landlord is not required to make any improvements, replacements or repairs of any kind or character on the Premises during the Term.

         8. ALTERATIONS:

            (a) Except as set forth in this PARAGRAPH 8 or in PARAGRAPH 12, Tenant shall not make any alterations, installations, changes, replacements, additions, or improvements (structural or otherwise) (each an "ALTERATION") in or to the Premises or any part thereof without the consent of Landlord; PROVIDED, HOWEVER, that Landlord shall not unreasonably withhold, condition or delay its consent to any of the same which do not affect the structural, mechanical, electrical, hydraulic, plumbing, heating, ventilating or air conditioning systems serving either the Building or the Premises. All Alterations in the Premises (whether installed with or without Landlord's consent), shall at the election of Landlord remain in the Premises and be surrendered with the Premises at the expiration of this Lease without disturbance, molestation or injury; FURTHER PROVIDED, HOWEVER, that any and all manufacturing items or other items of Tenant's personalty shall remain Tenant's property and shall be removed by Tenant upon the expiration or earlier termination of the Term. Should Landlord elect that Alterations made by Tenant in the Premises be removed upon expiration or termination of this Lease, Tenant shall cause same to be removed and to repair any damage caused thereby and restore the Premises at Tenant's sole cost and expense and Tenant shall reimburse Landlord for the cost of such removal together with any and all damages which Landlord may suffer and sustain by reason of the failure of Tenant to remove the same and to repair and restore as set forth above. Tenant shall similarly restore any damage resulting from its removal of its personal property.

            (b) Landlord is delivering the Premises to Tenant in their "AS IS" condition, without any representation or warranty of any kind, express or implied, as to their condition and without any obligation to perform any work or to pay for any third party or Tenant to perform any work. By its execution of this Lease, Tenant acknowledges that it has inspected Building and the Land and that they are in condition satisfactory to Tenant.

            (c) All of Tenant's work shall be done by contractors acceptable to Landlord in its reasonable discretion. Alterations by Tenant, including any initial build-out, shall be coordinated with any work being performed by Landlord. As further conditions to Landlord's approval of any proposed Alterations or additions by Tenant which are to be made by a contractor, Tenant shall cause the contractor(s) and subcontractor(s) to carry workmen's compensation insurance in statutory amounts, builder's risk insurance and comprehensive public liability insurance with limits as approved by Landlord, and Tenant shall deliver to Landlord certificates of all such insurance. Tenant's work shall be performed in a first-class and lien-free manner. Tenant shall not be Landlord's agent for purposes of this work and Tenant shall be solely responsible for any mechanics' or materialmen's lien arising therefrom; Tenant shall pay, bond or otherwise release of record any such lien within ten
(10) days after receiving notice of its existence.

            (d) Tenant shall promptly pay for any work done or material furnished in or about the Premises and shall not permit or suffer any lien to attach to the Premises, and Tenant shall indemnify and save Landlord harmless from and against any loss, liability, cost, or expense which may be incurred by Landlord with respect to any such lien or claim of lien. Tenant shall promptly cause any such liens which have arisen by reason of any work claimed to have been undertaken by or through Tenant to be released by payment, bond or otherwise within thirty (30) days after request by Landlord. Tenant shall have no authority or power, express or implied, to create or cause any lien, charge, or encumbrance of any kind against the Premises or the Building. Tenant shall notify all of its contractors and materialmen in writing that any liens relating to any work ordered by Tenant shall attach to Tenant's leasehold estate in the Premises and shall not encumber Landlord's interest in the Premises or the Building.

         9. SUBLETTING AND ASSIGNMENT: Tenant shall not sublet the Premises or any part thereof or transfer possession or occupancy thereof to any person, firm or corporation, or transfer or assign this Lease, nor will any assignment or subletting hereof be effected by operation of law or otherwise, without Landlord's prior consent, such consent not to be unreasonably withheld, delayed or conditioned. A sale or other conveyance of any sort of all or substantially all of the assets of Tenant relating to the Premises, or of a sufficient amount of the stock or other ownership interests in Tenant to constitute a change in control, or of any general partnership interest in Tenant if Tenant is a partnership, whether directly or indirectly, constitutes an assignment under this Paragraph. If Tenant desires to sublet the Premises or if Tenant desires to transfer or assign this Lease, Tenant shall give Landlord thirty (30) days written notice of Tenant's intention so to do. In no event whatsoever, and without limiting Landlord's right to reasonably reject any proposed sublease or assignment, may this Lease be assigned in part or the Premises subleased in part, without Landlord's prior written reasonable consent.

         10. TENANT'S COVENANTS: Tenant further agrees: that no sign, advertisement or notice shall be inscribed, painted or affixed on any part of the outside or inside the Premises or Building except as may be expressly permitted by this Lease, and then only in such size, color and style as Landlord may reasonably approve; that Landlord shall have the right to prescribe the weight and method of installation and position of safes or other heavy fixtures or equipment and Tenant shall not install in the Premises any fixtures, equipment or machinery that will place a load upon any floor exceeding the floor load per square foot area which such floor was designed to carry; and that all damages done to the Building by taking in or removing a safe or any other article of Tenant's equipment, or due to Tenant's being in the Premises, shall be repaired at the expense of Tenant.

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         11. ACCESS: Tenant further agrees that it will allow Landlord, its agent or employees, or any mortgagee to enter the Premises at all reasonable times: to examine, inspect or to protect the same or prevent damage or injury to the same, or to make such alterations and repairs to the Premises or other premises as Landlord may deem necessary; to exhibit the same to prospective tenants during the last nine (9) months of the Term or following the commencement of any action to evict Tenant, even if the Term has not been terminated; and to exhibit the same to prospective and actual mortgagees, purchasers and brokers at any time during the Term.

         12. DAMAGE:

             (a) In the event of damage to or destruction of the Premises, the Building, or Tenant's other Alterations, or any portion thereof, during the Term by fire, explosion or other casualty ("Damage"), this Lease will not terminate unless Landlord determines that it will take Landlord more than ninety (90) days to repair and restore the Premises to the same condition they are in on the date hereof, in which event Landlord may terminate this Lease by notice to Tenant.

             (b) Unless this Lease is terminated pursuant to PARAGRAPH 12(A), and except as expressly provided to the contrary in this Lease, in the event of any Damage to the Premises: (i) this Lease shall remain in full force and effect and to the extent possible, Tenant shall remain in possession of the Premises, and (ii) whether or not any insurance proceeds are available or adequate for such purposes and regardless of the dollar amount of such damage or loss, at Tenant's own sole cost and expense, Tenant shall repair, refixture, restock and otherwise restore the Premises to the same condition they were in before such fire or other casualty. Due allowance, however, shall be given for a reasonable time required for adjustment and settlement of insurance claims and for such other delays as may result from government restrictions and controls on construction, if any, and for strikes, national emergencies, and other conditions beyond the control of the parties. (c) Any restoration required to be performed by Tenant under this PARAGRAPH 12 shall be commenced by Tenant promptly after such damage or destruction, and shall be diligently and continuously pursued to completion and shall be completed by Tenant in a good and workmanlike manner and in accordance with all Legal Requirements.

             (d) Tenant shall have no right to terminate this Lease or to have the rent and other charges due hereunder abated despite the occurrence of Damage to the Premises, the Building or Tenant's other Alterations, even if such Damage prevents the conduct of Tenant's business on the Premises. No compensation, claim, or diminution of Rent will be allowed or paid by Landlord by reason of inconvenience, annoyance, or injury to business arising from any such Damage or the necessity of repairing the Premises or the Building, however the necessity may occur.

         13. PERSONAL PROPERTY: All personal property of Tenant at the Premises is at the sole risk of Tenant. Landlord is not liable for any accident or damages to property of Tenant resulting from the use or operation of elevators or of the heating, cooling, electrical, mechanical, hydraulic, plumbing or other Building systems or components. Landlord is not, in any event, liable for damages to property resulting from water, steam, or other causes. Tenant hereby expressly releases Landlord from any liability incurred or claimed by reason of damage to Tenant's property. Landlord is not liable in damages, nor is this Lease affected, for conditions arising or resulting from construction of contiguous premises. The foregoing does not exculpate Landlord from its gross negligence or willful misconduct.

         14. LIABILITY FOR TENANT'S OPERATIONS; INDEMNIFICATION:

             (a) Landlord assumes no liability or responsibility whatsoever with respect to the conduct and operation of the business to be conducted in the Premises. Landlord shall not be liable for any accident or injury to any person or persons or property in or about the Premises which are caused by the conduct and operation of said business or by virtue of equipment or property of Tenant in the Premises. Tenant agrees to defend, indemnify and hold Landlord and Landlord's mortgagees harmless from and against all such claims (including, without limitation, reasonable attorneys' fees). The foregoing does not exculpate Landlord from its gross negligence or willful misconduct.

             (b) Tenant retains responsibility as operator of the Premises for payment of all costs of the Premises, and shall defend, indemnify and hold Landlord harmless therefrom, and from all costs incurred by Landlord in the defense of any claims relating to the Premises brought against it or any action relating to the Premises in which it is named as a party, including reasonable attorneys' fees, costs of investigation, court costs and other such expenses. This indemnification obligation shall survive termination of this Lease, and is subject to the waiver of subrogation provisions of PARAGRAPH 6(e); PROVIDED, HOWEVER, notwithstanding anything contained herein to the contrary, Landlord shall indemnify Tenant and hold Tenant and its affiliates and their respective representatives, agents and employees harmless in connection with damage or loss sustained by reason of the dishonesty, willful misconduct or negligence of Landlord and its representatives, agents or employees.

         15. SERVICES AND UTILITIES:

             (a) Landlord shall provide the normal utility service connections into the Premises. Tenant shall pay the cost of all utility service, including, without limitation, initial connection charges, all charges for gas, water and electricity used on the Premises, and for all plumbing, interior cleaning/janitorial, and for all electric light lamps or tubes. Tenant shall pay all costs caused by Tenant introducing excess pollutants into the sanitary sewer system.

             (b) Any failure by Landlord to furnish any services or utilities to be provided by Landlord or otherwise under this Lease as the result of any act of God, FORCE MAJEURE or any cause beyond the reasonable control of Landlord will not render Landlord liable in any respect for damages to either person or property, nor be construed as an eviction of Tenant, nor work an abatement of Rent, nor relieve Tenant from Tenant's obligations hereunder.

         16. BANKRUPTCY: If Tenant makes an assignment of its assets for the benefit of creditors, or if Tenant files a voluntary petition in bankruptcy, or if an involuntary petition in bankruptcy or for receivership is instituted against Tenant and the same is not dismissed within ninety (90) days of the filing thereof, or if Tenant is adjudged bankrupt, then and in any of the foregoing events, to the extent permitted by law, this Lease will immediately cease and terminate at the option of Landlord with the same force and effect as though the date of said event was the day herein fixed for expiration of the Term.




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         17. DEFAULTS & REMEDIES: If Tenant fails to pay the Rent, or any installment thereof, within five (5) days after the same becomes due and payable, or if Tenant violates or fails or neglects to keep and perform any of the covenants, conditions, and agreements herein contained on the part of Tenant to be kept and performed within thirty (30) days after receipt of written notice of such failure or neglect, or if the Premises becomes vacant or deserted, then, and in each and every such event, at the option of Landlord, Tenant's right of possession will thereupon cease and terminate, and to the extent permitted by law Landlord will be entitled to the possession of the Premises and to re-enter the same without demand of Rent or demand of possession and may forthwith proceed to recover possession of the Premises by process of law, ANY NOTICE TO QUIT OR OF INTENTION TO RE-ENTER THE SAME BEING HEREBY EXPRESSLY WAIVED BY TENANT. In the event of such re-entry by process of law or otherwise, Tenant nevertheless agrees to remain answerable for any and all damage, deficiency or loss of Rent which Landlord may sustain by such re-entry, including reasonable attorneys' fees and court costs; and in such case, Landlord reserves full power, which is hereby acceded to by Tenant, to relet the Premises for the benefit of Tenant, in liquidation and discharge, in whole or in part, as the case may be, of the liability of Tenant under the terms and provision of this Lease. In addition to the foregoing remedies, Landlord will also have the following remedies to the extent permitted by law and all other remedies afforded to it at law or in equity, all of which shall be cumulative: to terminate this Lease; to declare due and payable all Rent for the unexpired Term as and when the same becomes due and payable or to defer any suit until after the Term without thereby prejudicing its rights; to accelerate the Rent for the remainder of the Term and declare it all immediately due and payable [with a present value discount two (2) whole percentage points below the prime rate published in The Wall Street Journal on the date Landlord elects said remedy]; and to bring an action for specific performance, injunction, or other equitable relief to prevent any threatened or impending default or to end any existing default. In addition, Landlord may perform any obligation which Tenant has failed to perform after the expiration of any applicable notice and/or cure period (except in an emergency, when no notice or cure period will be necessary or afforded), all at the cost of Tenant as Additional Rent payable upon demand. Tenant shall also pay all expenses (including, without limitation, reasonable attorneys' fees) incurred by Landlord following a default, whether or not suit is instituted; the same shall be Additional Rent payable upon demand. In determining the Rent due for the balance of the Term, all Additional Rent shall be determined by projecting into the future the Additional Rent payable on the date of default increasing by a compounding five percent (5%) per Lease Year. No waiver of any breach of any covenant, condition, or agreement herein contained shall operate as a waiver of the covenant, condition or agreement itself, or of any subsequent breach thereof. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver shall be in writing signed by Landlord. No payment by Tenant or receipt by Landlord of a lesser amount than the Rent herein stipulated shall be deemed to be other than on account of the earliest stipulated Rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy provided in this Lease. Landlord shall have a lien for the payment of the Rent upon all of the goods, wares, chattels, fixtures, furniture and other personal property of Tenant which may be in or upon the Premises, Tenant hereby specifically waiving any and all exemptions allowed by law; such lien may be enforced on the nonpayment of any installment of Rent by the taking and selling of such property in the same manner as in the case of chattel mortgages on default thereunder; said sale is to made upon ten (10) days notice served upon Tenant by posting upon the Premises or such lien may be enforced in any other lawful manner at the option of Landlord.

         18. RIGHTS OF LENDERS, GROUND LESSORS AND PURCHASERS: This Lease is subject and subordinate to all ground or underlying leases (hereinafter collectively referred to as "GROUND LEASES") and to all of the terms and provisions and liens of all mortgages and/or deeds of trust (hereinafter collectively referred to as "MORTGAGES") which may now or hereafter affect this Lease or the Building, and to all renewals, modifications, consolidations, replacements, amendments and extensions thereof. This clause is self-operative, and no lessor or mortgagee (as used in this Lease, "MORTGAGEE" includes any mortgagee under a mortgage, any beneficiary or trustee under a deed of trust, and any lender or other secured party under a deed to secure debt or other instrument similar to any of the foregoing) may require any instrument of subordination. In confirmation of such subordination, Tenant shall execute promptly any certificate that Landlord may request. Tenant hereby constitutes and appoints Landlord Tenant's attorney-in-fact to execute any such certificate or certificates for and on behalf of Tenant. Notwithstanding the foregoing, a ground lessor or mortgagee may recognize this Lease and, in the event of the termination of any ground lease or any foreclosure or similar sale or deed in lieu thereof under such mortgage, this Lease will continue in full force and effect at the option of the ground lessor or mortgagee (or the purchaser at any such foreclosure sale). Tenant will, at the written request of the ground lessor or mortgagee (or the purchaser at any such foreclosure sale), execute, acknowledge and deliver any instrument that has for its purpose and effect the subordination of such ground lease or mortgage to this Lease. In any case, such ground lessor, mortgagee, landlord or successor shall not be bound by any prepayment on the part of Tenant of any Rent for more than one month in advance, so that Rent shall be payable under this Lease in accordance with its terms as if such prepayment had not been made; nor shall any such ground lessor, mortgagee, landlord or successor be liable for any default under this Lease by any predecessor Landlord or subject to any counterclaim, set-off or defense as a result of any such default; and provided, further, such ground lessor, mortgagee, landlord or successor shall not be bound by this Lease or any amendment or modification of this Lease unless Landlord's ground lessor or mortgagee, as may be applicable, had approved the same in writing. At any time and from time to time, upon the request and at the sole option of any successor to Landlord's interest, Tenant shall attorn to any successor to Landlord's interest, whether such successor acquires its interest by voluntary conveyance, foreclosure, deed in lieu of foreclosure, termination or expiration of a ground lease, or any other method, and in that event this Lease shall continue as a direct lease between Tenant and such landlord or its successor and the prior Landlord shall be released from all obligations and liability under this Lease arising after the date of transfer. The terms of this Lease are subject to approval by the Landlord's ground lessor(s) and lender(s), and such approval is a condition precedent to Landlord's obligations hereunder. Tenant shall furnish copies of any default or similar notices delivered by Tenant to Landlord hereunder at the same time to each ground lessor or mortgagee, now or at anytime and from time to time hereafter, and no such notice shall be effective unless and until a copy of it is sent to each such ground lessor or mortgagee, provided that Tenant has been afforded written notice of the name and address of such party. Each such ground lessor or mortgagee may cure any default by Landlord within the same time period afforded Landlord to cure any such default, plus such additional period of time thereafter as may be reasonably necessary for such ground lessor or mortgagee to cure such default.

         19. CONDEMNATION: If the Premises or any part thereof is taken or condemned for public or quasi-public use or purpose by any competent authority, or conveyed in lieu of being taken or condemned, Tenant will have no claim against Landlord and will not have any claim or right to any portion of the amount that may be awarded to Landlord as damages or paid as a result thereof. All right of Tenant to damages therefor, if any, are hereby assigned by Tenant to Landlord. Upon such condemnation or taking, or conveyance in lieu thereof, the Term shall terminate from the date of such governmental taking or condemnation, or conveyance in lieu thereof, and Tenant will have no claim against Landlord for the value of any unexpired Term. Nothing in this Paragraph limits or affects Tenant's right to seek any separate award from the condemning authority as long as Tenant does not thereby reduce, delay or in any other way affect Landlord's claim or award.

         20. SUCCESSORS: All rights, remedies and liabilities herein given to or imposed upon either of the parties hereto extend to their respective heirs, executors, administrators, successors and permitted assigns.

         21. TENANT HOLDOVER: If Tenant continues to remain in the Premises after the termination or expiration of the Term, then Tenant will become a tenant by the month at 125% of the Base Rent per month payable for the last month before the expiration or termination of the Term plus all Additional Rent that may be incurred during any such holdover, but in no event less than the then market rent for the Premises. Holdover Rent will commence with the first day following the end of the Term. During any holdover, each party must give the other at least thirty (30) days written notice to quit the Premises, except in the event of any default by Tenant, in which event Tenant will not be entitled to any notice to quit, the usual thirty (30) days' notice to quit being hereby expressly waived; PROVIDED, HOWEVER, that if Tenant holds over after the expiration of the Term hereby created, and if Landlord desires to regain possession of the Premises promptly at the expiration of the Term, then at any time prior to Landlord's acceptance of Rent from Tenant as a monthly tenant hereunder, Landlord, at its option, may forthwith re-enter and take possession of the Premises without process, or by any legal process in force. Tenant shall not use FORCE MAJEURE as an excuse for any holding over.

         22. POSSESSION: Landlord shall give possession of the Premises to Tenant on the Commencement Date. If Landlord is unable to give possession of the Premises on the Commencement Date because any portion of the Premises are located in a Building being constructed that has not been sufficiently completed to make the Premises ready for occupancy, or because a certificate of occupancy has not been procured, or if Landlord is unable to give possession of the Premises on the Commencement Date because of the holding over or retention of possession by any previous tenant, occupant or owner, or if repairs, improvements or decorations of the Premises or of the Building are not completed, or for any other reason, Landlord will not be subject to any liability for the failure to give possession on the Commencement Date. No such failure to give possession on the Commencement Date will affect in any other respect the validity of this Lease or the obligations of Tenant hereunder, nor will the same be construed in any way to extend the Term. If Landlord permits Tenant to enter into the possession of the Premises or a portion of the Premises prior to the Commencement Date, such occupancy shall be deemed to be under all terms, covenants, conditions and provisions of this Lease.

         23. JOINT AND SEVERAL LIABILITY: If Tenant consists of more than one individuals and/or entities, then the liability of each of them for Tenant's obligations under this Lease shall be joint and several.

         24. PRONOUNS: Feminine, masculine or neuter pronouns shall be substituted for each other, and the plural shall be substituted for the singular number and vice versa in any place in which the context may require such substitution.

         25. LATE PAYMENT: If Tenant fails to pay any Rent on or before the fifth (5th) day after such payment becomes due and payable, Tenant shall pay to Landlord a late charge of five percent (5%) of the amount of such overdue payment. In addition, any Rent not paid when due will bear interest at the lesser of eighteen percent (18%) per annum or the maximum rate allowed by law until paid. Acceptance of the foregoing sums shall not constitute a waiver of the default. Upon Landlord's receipt of any check from Tenant which is dishonored for payment, Landlord may require Tenant to make all future payments due to Landlord hereunder by cash, certified or cashier's check.

         26. NOTICES: All notices required or desired to be given hereunder by either party to the other shall be given by hand, by overnight courier or by certified or registered mail. Notices shall be effective upon receipt (refusal to accept delivery or the inability to make delivery due to an incorrect or outdated address being provided by the intended recipient shall constitute receipt). Notices to the respective parties must be addressed as follows:

         If to Landlord -           Monte R. Black
                                    9711 Lancaster Road, S.E.
                                    Hebron, Ohio  43025

         If to Tenant -             MPW Industrial Services, Inc.
                                    9711 Lancaster Road, S.E.
                                    Hebron, Ohio  43025
                                    Attn:  Daniel P. Buettin

Either party may, by like written notice, designate a new address or addressee to which notices must be directed. Tenant shall provide a copy of any notice given to Landlord to any mortgagee or ground lessor of whom Tenant has notice. Notices may be given by authorized agents or attorneys on behalf of a party.

         27. ESTOPPEL CERTIFICATES: Within ten (10) days after request therefor by Landlord or any ground lessor or mortgagee of the Building, Tenant shall execute and deliver estoppel certificates certifying, among other things: the text of this Lease and any amendments thereto; whether this Lease has been amended and, if so, the date of each such amendment; whether this Lease is in full force and effect and, if not, the reason therefor; whether any default or any situation which could be a default after the giving of notice or the expiration of any cure period (or both) exists under this Lease on the part of Landlord or Tenant and, if so, specifying the default or potential default; whether Tenant has taken possession of the Premises; whether the Premises have been completed in accordance with the terms of this Lease and all bills therefor paid and, if not, what remains to be done or paid; the Commencement Date and the expiration date of the Term; whether Tenant has any renewal options, expansion options, or rights to purchase and, if so, identifying the conditions and periods when they may be exercised; the date Rent commenced to accrue and the date to which Rent has been paid; whether any security deposit has been posted; whether Tenant has any knowledge or any environmental problem affecting the Premises or the Building; and such other matters as may be reasonably requested.

         28. NO PERSONAL LIABILITY: Notwithstanding any provision of this Lease to the contrary or any general rule of law, in no event whatsoever shall Landlord or any of its shareholders, partners, directors, officers, employees, agents or other principals have any personal liability whatsoever with respect to this Lease, and no such personal liability shall be sought, obtained or enforced. Any liability of Landlord under this Lease may be enforced solely against Landlord's equity interest in the Land and Building; no other properties or assets of Landlord are subject to this Lease or Landlord's liabilities hereunder.

         29. BROKERS: Each party represents and warrants to the other that it has not engaged or used any broker or finder in connection with this Lease. Each party shall defend, indemnify and hold the other party harmless from and against any breach by the indemnifying party of the representation and warranty set forth in the first sentence of this Paragraph. Tenant shall defend, indemnify and hold Landlord's ground lessors and mortgagees harmless from and against any breach by Tenant of the representation and warranty set forth in the first sentence of this Paragraph. No broker is a third party beneficiary of this Lease.

         30. COMPLETE AGREEMENT; NO ORAL MODIFICATIONS: This Lease represents the complete and integrated agreement of the parties with respect to the Premises and, except as set forth herein, there are no other agreements, covenants, representations or warranties (express or implied) between the parties. Nothing in this Lease shall be deemed or construed to create a partnership or joint venture or to create any relationship other than landlord and tenant. This Lease may not be amended except by a written document signed by the party to be bound thereby.

         31. GOVERNING LAW AND RULES OF INTERPRETATION: This Lease is governed by the laws of the State of Ohio without regard to conflicts of laws. Without limiting a party's right to bring any action in any other jurisdiction or forum, each party submits itself to the jurisdiction of the federal and local courts sitting in the State of Ohio and to venue therein. It is the intent of the parties that this Lease will be enforceable to the fullest extent permitted by law. If any provision of this Lease is capable of two or more interpretations or can be reformed so as to comply with applicable law while giving effect to the intent of such provision, then such provision shall be interpreted in the way most likely to be in compliance with applicable law. Although the printed provisions of this Lease were drawn by Landlord, this Lease shall not be construed either for or against Landlord or Tenant.


         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease under seal as of the day and year first above written.


                                                 LANDLORD:

WITNESS:

/s/ Daniel P. Buettin                            /s/ Monte R. Black
-----------------------                          -------------------------------
                                                 Monte R. Black
WITNESS:

/s/ Brad A. Martyn
-----------------------

WITNESS:

/s/ Daniel P. Buettin                            /s/ Susan K. Black
-----------------------                          -------------------------------
                                                 Susan K. Black
WITNESS:

/s/ Brad A. Martyn
------------------------


                                                 TENANT:

WITNESS:                                         MPW INDUSTRIAL SERVICES, INC.

/s/ Rodd Lape
-----------------------
                                                 By: /s/ Daniel P. Buettin
                                                    ----------------------------
WITNESS:                                         Name: Daniel P. Buettin
                                                      --------------------------
/s/ Matt W. Hughes                               Title: Vice President, CFO and
-----------------------                                 Secretary
                                                       -------------------------

                                 ACKNOWLEDGMENT
                                 --------------


STATE OF     Ohio          )
          -----------------) SS.
COUNTY OF   Franklin       )
          -----------------


                  Before me, a Notary Public in and for said County, personally appeared the above-named Monte R. Black and Susan K. Black ("Landlord"), who acknowledged that they did sign the foregoing instrument on behalf of Landlord, and that the same is their free act and deed on Landlord's behalf and the free act and deed of Landlord.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Columbus, Ohio this 11th day of February, 1998.


[Notarial Seal]                                /s/ Dawn M. Black
                                               ---------------------------------
                                               Notary Public

                                               My commission expires:
                                                September 26, 2001


                                 ACKNOWLEDGMENT
                                 --------------


STATE OF     Ohio          )
          -----------------) SS.
COUNTY OF   Franklin       )
          -----------------


                  Before me, a Notary Public in and for said County, personally appeared the above-named Daniel P. Buettin, Vice President, Chief Financial Officer and Secretary of MPW Industrial Services, Inc. ("Tenant"), who acknowledged that he did sign the foregoing instrument on behalf of Tenant as such officer, and that the same is his free act and deed on Tenant's behalf and the free act and deed of Tenant.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Columbus, Ohio this 11th day of February, 1998.


[Notarial Seal]                                /s/ Dawn M. Black
                                               ---------------------------------
                                               Notary Public

                                               My commission expires:
                                                September 26, 2001

                                    EXHIBIT A

                          LEGAL DESCRIPTION OF THE LAND
                          -----------------------------

                                   [ATTACHED]